Exhibit 10.2

AMENDMENT NO. 1
TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of July 17, 2008 (this “Amendment”), to the Credit Agreement, dated as of August 23, 2007 (as amended, supplemented and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among INGRAM MICRO INC., a Delaware corporation (“Micro”), INGRAM MICRO COORDINATION CENTER B.V.B.A., a company organized under the laws of The Kingdom of Belgium (“Coordination Center”), INGRAM MICRO EUROPE TREASURY LLC, a Delaware limited liability company (“Treasury” and together with Micro and Coordination Center, the “Borrowers”), the various financial institutions parties thereto (the “Lenders”), The Bank of Nova Scotia, as the Administrative Agent for the Lenders, and Bank of America, N.A., as the Syndication Agent for the Lenders.

W I T N E S S E T H :

WHEREAS, the Borrowers have requested that certain terms of the Existing Credit Agreement be amended as set forth below (the Existing Credit Agreement, after giving effect to the terms of this Amendment, being referred to as the “Credit Agreement”); and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing to amend the Existing Credit Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

PART I
DEFINITIONS

SUBPART 1.1. Definitions.  Unless defined herein or the context otherwise requires, terms used in this Amendment, including the preamble and recitals, have the meanings ascribed thereto in the Existing Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part.

SUBPART 2.1. Section 8.2.1(a)(ii) of the Existing Credit Agreement is hereby amended by deleting the date “March 31, 2007” in both places such date appears and replacing it with the date “March 29, 2008”.

SUBPART 2.2. Section 8.2.2(a) of the Existing Credit Agreement is hereby amended by deleting the date “March 31, 2007” therefrom and replacing it with the date “March 29, 2008”.

SUBPART 2.3. Items 8.2.1(a)(ii) (Ongoing Indebtedness) and 8.2.2(a) (Existing Liens) of the Disclosure Schedule to the Existing Credit Agreement are hereby deleted and replaced with the Items 8.2.1(a)(ii) and 8.2.2(a) attached to this Amendment.

SUBPART 2.4. Section 8.2.1(b) of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)           Micro will not at the end of any Fiscal Period permit (i) Total Indebtedness of Subsidiaries (other than Indebtedness of any Guarantor under any Loan Document, Indebtedness of any Subsidiary of Micro in respect of the credit agreement dated as of July 17, 2008 among Micro, various lenders and Scotia Capital, as administrative agent, and Indebtedness constituting Acquired Existing Debt and Liens) to exceed 10% of Consolidated Tangible Assets, or (ii) Section 8.2.2(m) to be violated.

PART III
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1. Effective Date.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) when all of the conditions set forth in this Part have been satisfied to the satisfaction of the Administrative Agent.

SUBPART 3.1.1. Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Required Lenders and itself.

SUBPART 3.1.2. Satisfactory Legal Form.  All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel.  The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

The Administrative Agent shall promptly notify the Borrower and the Lenders when the foregoing conditions have been satisfied and the occurrence of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties to the Credit Agreement.

PART IV
MISCELLANEOUS PROVISIONS

SUBPART 4.1. Loan Document pursuant to Existing Credit Agreement.  This Amendment is a Loan Document pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

SUBPART 4.2. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.3. Limited Amendments.  The foregoing amendments shall be limited precisely as written and in no event shall be deemed to constitute an amendment of any other term, provision or condition of the Existing Credit Agreement or any other Loan Document or prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.  In furtherance of the foregoing, except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement shall remain unchanged and shall continue to be in full force and effect in accordance with their respective terms.

SUBPART 4.4. Governing Law; Entire Agreement.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

SUBPART 4.5. Payment of Fees and Expenses.  The Borrowers hereby agree to pay and reimburse the Administrative Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of Mayer Brown LLP, counsel to the Administrative Agent.

SUBPART 4.6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

SUBPART 4.7. Representations and Warranties.  In order to induce each Lender to enter into this Amendment, each Borrower hereby represents and warrants that (i) no Default exists on the First Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

SUBPART 4.8. Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

INGRAM MICRO INC.			INGRAM MICRO COORDINATION CENTER, B.V.B.A.

By:	/s/ Alain Monie		By:	/s/ Jay Forbes
	Name:	Alain Monie		Name: Jay Forbes
	Title:	President and Chief Operating		Title: Executive Vice President and
		Officer		President EMEA

By:	/s/ William D. Humes
	Name:	William D. Humes
	Title:	Executive Vice President and
Chief Financial Officer

INGRAM MICRO EUROPE TREASURY LLC
By: Ingram Micro Inc., as its sole member

By:	/s/ Alain Monie
	Name:	Alain Monie
	Title:	President and Chief Operating
Officer, Ingram Micro Inc.

Manager, Ingram Micro Europe
Treasury LLC

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Director

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Debra E. Delvecchio
Name: Debra E. Delvecchio
Title: Managing Director

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ James Heim
Name: James Heim
Title: Vice President

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Sarah Dill
Name: Sarah Dill
Title: Vice President

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Bertram Tang
Name: Bertram Tang
Title: Authorized Signatory

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement

BNP PARIBAS

By:	/s/ Mathew Harvey
Name: Mathew Harvey
Title: Managing Director

By:	/s/ William Davidson
Name: William Davidson
Title: Director

One of Several Signature Pages to
Amendment No. 1 to Credit Agreement